                                                                   EXHIBIT 10.10


                               PEOPLESUPPORT, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN



                     (Adopted by the Board on July 21, 2004)

                                TABLE OF CONTENTS

                                                                            Page
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
SECTION 1     Purpose Of The Plan.........................................     1

Section 2     Definitions.................................................     1
        (a)   "Accumulation Period".......................................     1
        (b)   "Board".....................................................     1
        (c)   "Code"......................................................     1
        (d)   "Committee".................................................     1
        (e)   "Company"...................................................     1
        (f)   "Compensation"..............................................     1
        (g)   "Corporate Reorganization"..................................     1
        (h)   "Eligible Employee".........................................     2
        (i)   "Fair Market Value".........................................     2
        (j)   "IPO".......................................................     2
        (k)   "Offering Period"...........................................     2
        (l)   "Participant"...............................................     2
        (m)   "Participating Company".....................................     2
        (n)   "Plan"......................................................     3
        (o)   "Plan Account"..............................................     3
        (p)   "Purchase Price"............................................     3
        (q)   "Stock".....................................................     3
        (r)   "Subsidiary"................................................     3

Section 3     Administration Of The Plan..................................     3
        (a)   Committee Composition.......................................     3
        (b)   Committee Responsibilities..................................     3

Section 4     Enrollment And Participation................................     3
        (a)   Offering Periods............................................     3
        (b)   Accumulation Periods........................................     3
        (c)   Enrollment..................................................     4
        (d)   Duration of Participation...................................     4
        (e)   Applicable Offering Period..................................     4

Section 5     Employee Contributions......................................     4
        (a)   Frequency of Payroll Deductions.............................     4
        (b)   Amount of Payroll Deductions................................     5
        (c)   Changing Withholding Rate...................................     5
        (d)   Discontinuing Payroll Deductions............................     5
        (e)   Limit on Number of Elections................................     5

Section 6     Withdrawal From The Plan....................................     5
        (a)   Withdrawal..................................................     5
        (b)   Re-enrollment After Withdrawal..............................     5

                               PEOPLESUPPORT, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN


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
Section 7     Change In Employment Status.................................     6
        (a)   Termination of Employment...................................     6
        (b)   Leave of Absence............................................     6
        (c)   Death.......................................................     6

Section 8     Plan Accounts And Purchase Of Shares........................     6
        (a)   Plan Accounts...............................................     6
        (b)   Purchase Price..............................................     6
        (c)   Number of Shares Purchased..................................     6
        (d)   Available Shares Insufficient...............................     7
        (e)   Issuance of Stock...........................................     7
        (f)   Unused Cash Balances........................................     7
        (g)   Stockholder Approval........................................     7

Section 9     Limitations On Stock Ownership..............................     7
        (a)   Five Percent Limit..........................................     7
        (b)   Dollar Limit................................................     8

Section 10    Rights Not Transferable.....................................     8

Section 11    No Rights As An Employee....................................     9

Section 12    No Rights As A Stockholder..................................     9

Section 13    Securities Law Requirements.................................     9

Section 14    Stock Offered Under The Plan................................     9
        (a)   Authorized Shares...........................................     9
        (b)   Antidilution Adjustments....................................     9
        (c)   Reorganizations.............................................    10

Section 15    Amendment Or Discontinuance.................................    10

Section 16    Execution...................................................    10

                               PEOPLESUPPORT, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN


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
                               PEOPLESUPPORT, INC.

                        2004 EMPLOYEE STOCK PURCHASE PLAN

Section 1 Purpose Of The Plan.

      The Plan (as hereinafter defined) was adopted by the Board (as hereinafter defined) on July 21, 2004 effective as of the date of the IPO (as hereinafter defined). The purpose of the Plan is to provide Eligible Employees (as hereinafter defined) with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock (as hereinafter defined) from the Company (as hereinafter defined) on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code (as hereinafter defined).

Section 2 Definitions.

      (a) "Accumulation Period" means an approximately six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b), or such other period as the Committee may determine in its sole discretion.

      (b) "Board" means the Board of Directors of the Company, as constituted from time to time.

      (c) "Code" means the Internal Revenue Code of 1986, as amended.

      (d) "Committee" means a the Compensation Committee of the Board, as described in Section 3.

      (e) "Company" means PeopleSupport, Inc., a Delaware corporation.

      (f) "Compensation" means (i) the compensation paid in cash to a Participant by a Participating Company, including salaries, wages, incentive compensation, bonuses, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, commissions, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

      (g) "Corporate Reorganization" means:

            (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization in which the Company's stockholders immediately prior thereto own less than 50% of the voting securities of the Company (or its successor or parent) immediately thereafter; or


                               PEOPLESUPPORT, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN

            (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

      (h) "Eligible Employee" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

      The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

      (i) "Fair Market Value" means the market price of Stock, determined by the Committee as follows:

            (i) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date;

            (ii) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market; or

            (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported directly to the Company by a stock exchange or The Nasdaq National Market. Such determination shall be conclusive and binding on all persons.

      (j) "IPO" means the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

      (k) "Offering Period" means an approximately 24-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to Section 4(a), or such other period as the Committee may determine in its sole discretion.

      (l) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 4(c).

      (m) "Participating Company" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.



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                        2004 EMPLOYEE STOCK PURCHASE PLAN


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      (n) "Plan" means this PeopleSupport, Inc. 2004 Employee Stock Purchase
Plan, as it may be amended from time to time.

      (o) "Plan Account" means the account established for each Participant pursuant to Section 8(a).

      (p) "Purchase Price" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 8(b).

      (q) "Stock" means the Common Stock of the Company.

      (r) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 3   Administration Of The Plan.

      (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

      (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

Section 4   Enrollment And Participation.

      (a) Offering Periods. While the Plan is in effect, two Offering Periods shall commence in each calendar year. The Offering Periods shall consist of 24-month periods, unless otherwise determined by the Committee, commencing on May 1st and November 1st of each year, except that the first Offering Period shall commence on the date of the IPO and end on October 31, 2006, unless otherwise determined by the Committee. The next Offering Period shall commence on May 1, 2005 and will end on April 30, 2007. Employees may participate in only one Offering Period at a time.

      (b) Accumulation Periods. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on May 1st and November 1st, except that the first Accumulation Period shall commence on the date of the IPO and end on April 30, 2005, unless otherwise determined by the Committee.


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                        2004 EMPLOYEE STOCK PURCHASE PLAN


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
      (c) Enrollment. Any individual who, on the day preceding the first day of an Offering Period (other than the initial Offering Period), qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 15 days prior to the commencement of such Offering Period. All Eligible Employees shall be automatically enrolled in the initial Offering Period under the Plan.

      (d) Duration of Participation. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 6(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(d) or Section 9(b). A Participant who discontinued employee contributions under Section 5(d) or withdrew from the Plan under
Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under
Section 9(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

      (e) Applicable Offering Period. For purposes of calculating the purchase price under Section 8(b), the applicable Offering Period shall be determined as follows:

            (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of: (A) the end of such Offering Period; (B) the end of his or her participation under Subsection (d) above; and (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

            (ii) In the event that the Fair Market Value of Stock on the first trading day of the Offering Period in which the Participant is enrolled is higher than on the first trading day of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

            (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

Section 5 Employee Contributions.

      (a) Frequency of Payroll Deductions. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions; provided, however, that in the initial Accumulation Period, Participants may also purchase shares of Stock by making a lump sum cash payment at the end of the Accumulation Period. Payroll deductions, as designated by the


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                        2004 EMPLOYEE STOCK PURCHASE PLAN

Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

      (b) Amount of Payroll Deductions. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%. During the initial Accumulation Period, no payroll deduction will be made unless a Participant timely files the proper form with the Company after a registration statement covering the Stock is filed and effective under the Securities Act of 1933, as amended.

      (c) Changing Withholding Rate. If a Participant wishes to change the rate of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

      (d) Discontinuing Payroll Deductions. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. In addition, employee contributions may be discontinued automatically pursuant to Section 9(b). A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

      (e) Limit on Number of Elections. The Committee may limit the number of elections that a Participant may make under Subsection (c) or (d) above during any Accumulation Period.

Section 6 Withdrawal From The Plan.

      (a) Withdrawal. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. In addition, in the initial Accumulation Period, Participants may be deemed to withdraw from the Plan by declining or failing to remit timely payment to the Company for the shares of Stock. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

      (b) Re-enrollment After Withdrawal. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.


                               PEOPLESUPPORT, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN

Section 7 Change In Employment Status.

      (a) Termination of Employment. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). A transfer from one Participating Company to another shall not be treated as a termination of employment.

      (b) Leave of Absence. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

      (c) Death. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

Section 8 Plan Accounts And Purchase Of Shares.

      (a) Plan Accounts. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

      (b) Purchase Price. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

            (i) 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

            (ii) 85% of the Fair Market Value of such share on the first trading day of the applicable Offering Period (as determined under Section 4(e)) or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

      (c) Number of Shares Purchased. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 6(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing


                               PEOPLESUPPORT, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN
notwithstanding, no Participant shall purchase more than 1,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Section 9(b) and Section 14(a). Any fractional share, as calculated under this Subsection (c), shall be rounded down to the next lower whole share. For each Accumulation Period, the Committee shall have the authority to establish additional limits on the number of shares purchasable by each Participant or by all Participants in the aggregate.

      (d) Available Shares Insufficient. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under
Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

      (e) Issuance of Stock. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

      (f) Unused Cash Balances. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.

      (g) Stockholder Approval. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

Section 9 Limitations On Stock Ownership.

      (a) Five Percent Limit. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

            (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;


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                        2004 EMPLOYEE STOCK PURCHASE PLAN


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            (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

            (iii) Each Participant shall be deemed to have the right to purchase up to the maximum number of shares of Stock that may be purchased by a Participant under this Plan under the individual limit specified in
      Section 8(c) with respect to each Accumulation Period.

      (b) Dollar Limit. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

            (i) In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

            (ii) In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

            (iii) In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

      For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

Section 10  Rights Not Transferable.

      The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner


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
attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

Section 11  No Rights As An Employee.

      Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

Section 12  No Rights As A Stockholder.

      A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

Section 13  Securities Law Requirements.

      Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

Section 14  Stock Offered Under The Plan.

      (a) Authorized Shares. The maximum aggregate number of shares of Stock available for purchase under the Plan is 225,000 shares, plus an annual increase to be added on the first day of each fiscal year during the term of the Plan, beginning January 1, 2006, in an amount equal to the lesser of (i) 400,000 shares, (ii) 1.25% of the outstanding shares of stock on the last day of the immediately preceding fiscal year, or (iii) an amount determined by the Board. The aggregate number of shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14.

      (b) Antidilution Adjustments. The aggregate number of shares of Stock offered under the Plan, the individual Participant share limitation described in
Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.


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
      (c) Reorganizations. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Corporate Reorganization, the Accumulation Period and Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

Section 15  Amendment Or Discontinuance.

      The Board shall have the right to amend, suspend or terminate the Plan, and to refund amounts credited to Participants' Plan Accounts, without the purchase of shares, at any time and without notice. Unless earlier terminated by the Board, the Plan shall terminate on July 21, 2014. Except as provided in
Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

Section 16  Execution.

      To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same.


                                    PEOPLESUPPORT, INC.




                                    By
                                       ---------------------------------------
                                                   Lance Rosenzweig
                                         President and Chief Executive Officer


                               PEOPLESUPPORT, INC.
                        2004 EMPLOYEE STOCK PURCHASE PLAN


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